Filed Pursuant to Rule 424(b)(3)

                                                      Registration No. 333-42308

PROSPECTUS SUPPLEMENT DATED AUGUST 24, 2001

(To Prospectus filed on July 27, 2000)


                                PMC-SIERRA, INC.

                                   PROSPECTUS

                        1,214,934 Shares of Common Stock
                            ________________________

         This Prospectus Supplement together, with the Prospectus listed above, is to be used by certain holders of the above-referenced securities or by their transferees, pledgees, donees or their successors in connection with the offer and sale of the above referenced securities.

         The table captioned "Selling Stockholders" commencing on page 4 of the Prospectus is hereby amended to reflect the following additions and changes.


                                                                Shares to be
                                                              Offered for the
                Selling Stockholders                        Selling Stockholder
--------------------------------------------------------   ---------------------
Michael Tao and Bidda Tao                                            418
Shabel Family Trust dtd 3/29/99                                      418
N. Damodar Reddy                                                   1,180
C.N. Reddy                                                         1,180
V.R. Raganath                                                        257